                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               PFF BANCORP, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                               PFF BANCORP, INC.
                            350 SOUTH GAREY AVENUE
                           POMONA, CALIFORNIA  91766
                                (909) 623-2323

                                                              September 16, 1996

Fellow Stockholders:

     You are cordially invited to attend the first annual meeting of stockholders (the "Annual Meeting") of PFF Bancorp, Inc. (the "Company"), the holding company for Pomona First Federal Bank & Trust (the "Bank"), which will be held on October 23, 1996, at 9:00 a.m., Pacific Time, at the Sheraton Suites Fairplex, 601 W. McKinley Avenue, Pomona, California.

     The attached Notice of the Annual Meeting and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company, as well as a representative of KPMG Peat Marwick LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our stockholders may have regarding the business to be transacted.

     The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each matter to be considered.

     WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

     On behalf of the Board of Directors and all of the employees of the Company and the Bank, we thank you for your continued interest and support.

                                 Sincerely yours,

                                 /s/ Larry M. Rinehart

                                 Larry M. Rinehart
                                 President, Chief Executive Officer
                                 and Director

                               PFF BANCORP, INC.
                            350 SOUTH GAREY AVENUE
                           POMONA, CALIFORNIA 91766
                                (909) 623-2323
                      __________________________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON OCTOBER 23, 1996
                      __________________________________

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of PFF Bancorp, Inc. (the "Company") will be held on October 23, 1996, at 9:00 a.m., Pacific Time, at the Sheraton Suites Fairplex, 601 W. McKinley Avenue, Pomona, California.

     The purpose of the Annual Meeting is to consider and vote upon the following matters:

     1. The election of three directors for terms of three years each or until their successors are elected and qualified;

     2.   The approval of the PFF Bancorp, Inc. 1996 Incentive Plan;

     3. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending March 31, 1997; and

     4. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

     The Board of Directors has established August 30, 1996, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only recordholders of the Common Stock of the Company as of the close of business on such record date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at the administrative offices of the Company, 350 South Garey Avenue, Pomona, California 91766, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting itself.

                                    By Order of the Board of Directors

                                    /s/ Carole F. Olson

                                    Carole F. Olson
                                    Secretary

Pomona, California
September 16, 1996

                               PFF BANCORP, INC.
                            _______________________

                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                              SEPTEMBER 16, 1996
                            _______________________

SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement is being furnished to stockholders of PFF Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the first annual meeting of stockholders (the "Annual Meeting"), to be held on October 23, 1996 at 9:00 a.m., at the Sheraton Suites Fairplex, 601 W. McKinley Avenue, Pomona, California and at any adjournments thereof. The 1996 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended March 31, 1996, accompanies this Proxy Statement, which is first being mailed to recordholders on or about September 16, 1996.

     Regardless of the number of shares of Common Stock owned, it is important that recordholders of a majority of the shares be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT AND FOR THE APPROVAL AND RATIFICATION OF EACH OF THE SPECIFIC PROPOSALS PRESENTED IN THIS PROXY STATEMENT.

     Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

     A PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE BY FILING A WRITTEN NOTICE OF REVOCATION WITH THE SECRETARY OF THE COMPANY, BY DELIVERING TO THE COMPANY A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR RECORDHOLDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

     The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Kissel-Blake Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $5,000, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, Pomona First Federal Bank & Trust (the "Bank"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

     The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

     The close of business on August 30, 1996 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 19,837,500 shares.

     As provided in the Company's Certificate of Incorporation, recordholders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors set forth in Proposal 1, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD" authority to vote for one or more of the nominees being proposed. Under Delaware law and the Company's bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     As to the matter being proposed for stockholder action set forth in Proposal 2, the proxy card being provided by the Board of Directors enables a stockholder to check the appropriate box on the proxy card to (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" from voting on such item. Under Delaware law, an affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote is required to constitute stockholder approval of Proposal 2. Shares as to which the "ABSTAIN" box has been selected on the proxy card with respect to Proposal 2 will be counted as present and entitled to vote and have the effect of a vote against the matter for which the "ABSTAIN" box has been selected. In contrast, shares underlying broker non-votes or in excess of the Limit will not be counted as present and entitled to vote. For further information on the vote required to implement Proposal 2 during the first year following Conversion, see the discussion under Proposal 2 herein.

     As to the approval of KPMG Peat Marwick LLP as independent auditors of the Company set forth in Proposal 3, and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, you may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" with respect to the item. Under the Company's bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

     Proxies solicited hereby will be returned to the Company's transfer agent, ChaseMellon Shareholder Services, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or be a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.


                       NAME AND ADDRESS OF                AMOUNT AND NATURE OF       PERCENT
TITLE OF CLASS           BENEFICIAL OWNER                 BENEFICIAL OWNERSHIP       OF CLASS
- --------------         -------------------                --------------------       --------
Common Stock           Pomona First Federal Bank &             1,587,000(1)             8.0%
                       Trust Employee Stock
                       Ownership Plan ("ESOP")
                       350 South Garey Avenue
                       Pomona, California  91766

- ------------------------
(1) Shares of Common Stock were acquired by the ESOP in the mutual to stock conversion of the Bank (the "Conversion"). The ESOP Committee of the Board of Directors administers the ESOP. California Central Trust Bank Corporation has been appointed as the corporate trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. At September 6, 1996, no shares have been allocated under the ESOP. In accordance with the terms of the ESOP, each participant is deemed to have one share allocated to his or her account for the sole purpose of providing the ESOP Trustee with voting guidance. The ESOP Trustee will vote the unallocated shares in a manner calculated to most accurately reflect the instructions received from participants so long as the Trustee determines such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").


INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     All persons standing for election as director were unanimously nominated by the Nominating Committee of the Board of Directors. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

     Upon obtaining stockholder approval, the Company and the Bank intend to grant to directors, certain officers and employees of the Bank and the Company stock options and awards in the form of shares of Common Stock under the PFF Bancorp, Inc. 1996 Incentive Plan (the "Incentive Plan") being presented for approval in Proposal 2.

                    PROPOSALS TO BE VOTED ON AT THE MEETING

                      PROPOSAL 1.  ELECTION OF DIRECTORS

     The Board of Directors of the Company currently consists of eight (8) directors and is divided into three classes. Each of the eight members of the Board of Directors of the Company also presently serves as a director of the Bank. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

     The three nominees proposed for election at this Annual Meeting are Robert
W. Burwell, William T. Dingle and Curtis W. Morris.

     In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE NOMINEE IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO THE NOMINEES AND CONTINUING DIRECTORS

     The following table sets forth, as of the Record Date, the names of the nominees, continuing directors and Named Executive Officers (as defined herein) as well as their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each director became a director of the Bank, the year in which their terms (or in the case of the nominees, their proposed terms) as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and Named Executive Officer and all directors and executive officers as a group as of the Record Date.


                                                                                       SHARES OF
NAME AND PRINCIPAL                                                     EXPIRATION    COMMON STOCK     PERCENT
OCCUPATION AT PRESENT                                    DIRECTOR      OF TERM AS    BENEFICIALLY       OF
AND FOR PAST FIVE YEARS                           AGE    SINCE(1)       DIRECTOR      OWNED(2)(3)      CLASS
- -----------------------                           ---    -----------   -----------   ------------     -------
NOMINEES

William T. Dingle..............................    68       1974           1999           5,000          *
Chief Executive Officer of Graves
Automotive Supply and Parkway
Automotive Warehouse.  Mr. Dingle also
serves on the Board of Directors of
Pomona Financial Services, Inc., PFF
Insurance Service and Diversified Services,
Inc.

Robert W. Burwell..............................    64       1984           1999          30,000          *
Vice Chairman of the Board of Directors
of the Company and the Bank.  Mr.
Burwell was President and Chief
Executive Officer of the Pomona Valley
Hospital Medical Center from 1972 until
his retirement in 1993.


                                                                                       SHARES OF
NAME AND PRINCIPAL                                                     EXPIRATION    COMMON STOCK     PERCENT
OCCUPATION AT PRESENT                                    DIRECTOR      OF TERM AS    BENEFICIALLY       OF
AND FOR PAST FIVE YEARS                           AGE    SINCE(1)       DIRECTOR      OWNED(2)(3)      CLASS
- -----------------------                           ---    -----------   -----------   ------------     -------
Curtis W. Morris...............................    60       1988           1999         14,097           *
Mr. Morris is associated with the law firm
of Lamb, Morris & Lobello and has been
a practicing attorney for 27 years.

CONTINUING DIRECTORS

Donald R. DesCombes............................    64       1979           1998         30,157           *
Chairman of the Board of Directors of the
Company and the Bank.  Mr. DesCombes
has served as Chairman of the Board of
the Bank since 1989.  Mr. DesCombes is
an owner of Averbeck Company Insurance
Brokers.

Robert D. Nichols..............................    69       1986           1998         7,500            *
President and Chief Executive Officer of
the Bank from August, 1986 until his
retirement in August, 1992.  Mr. Nichols
is on the Board of Trustees of San
Antonio Community Hospital.

Larry M. Rinehart..............................    48       1994           1998         28,680           *
President and Chief Executive Officer of
the Company and the Bank since August
1992.  Served as President-elect and
Executive Vice President from July 1991
to August 1992.  Mr. Rinehart also serves
as Director, President and Chief Executive
Officer of Pomona Financial Services,
Inc., PFF Insurance Service and
Diversified Services, Inc.

Jil H. Stark...................................    59       1975           1997         5,000            *
Formerly a Director of Marian Miner
Cook Athenaeum of Claremont McKenna
College, and currently Community
Relations Manager.  Mrs. Stark also serves
on the Board of Directors of Pomona
Financial Services, Inc., PFF Insurance
Service and Diversified Services, Inc.

Dwight E. Bert.................................    73       1987           1997         5,050            *
Currently owns and operates a car care
center in the Rancho Cucamonga area.
Retired owner of an agricultural business.


                                                                                       SHARES OF
NAME AND PRINCIPAL                                                     EXPIRATION    COMMON STOCK     PERCENT
OCCUPATION AT PRESENT                                    DIRECTOR      OF TERM AS    BENEFICIALLY       OF
AND FOR PAST FIVE YEARS                           AGE    SINCE(1)       DIRECTOR      OWNED(2)(3)      CLASS
- -----------------------                           ---    -----------   -----------   ------------     -------
NAMED EXECUTIVE OFFICERS

Kevin McCarthy                                     44         -              -          17,434           *
Executive Vice President of the Company
and Executive Vice President and Director
of Operations of the Bank.  Mr. McCarthy
is a Director of Pomona Financial
Services, Inc., PFF Insurance Service and
Diversified Services, Inc.

Gregory C. Talbott                                 42         -              -          10,528           *
Senior Vice President, Chief Financial
Officer and Treasurer of the Company and
the Bank.

Gilbert F. Smith                                   50         -              -          10,153           *
Senior Vice President and
General Counsel of the Bank.  Mr. Smith
also serves as Chairman of the Board of
Pomona Financial Service, Inc., PFF
Insurance Service, and Diversified
Services, Inc.

Melba L. Carlton                                   59         -              -           5,415           *
Senior Vice President, Retail Banking
Administrator of the Bank.

Stock Ownership of all Directors                    -         -              -         192,891         0.97%
and Executive Officers as a Group
(15 persons)

- ------------------------
*   Does not exceed 1.0% of the Company's voting securities.
(1) Includes years of service as a director of the Bank.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted).
(3) Does not include options and awards intended to be granted under the Incentive Plan, which is subject to stockholder approval. For a discussion of the options and awards that are intended to be granted under the Incentive Plan, see Proposal 2.
(4) As of the Record Date, there were 19,837,500 shares of Common Stock outstanding.


MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY

     The Board of Directors of the Company conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors of the Company meets monthly and may have additional meetings as needed. During the year ended March 31, 1996, the Board of Directors of the Company, which was formed on October 20, 1995, held five meetings. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during fiscal 1996. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

     AUDIT COMMITTEE. The Audit Committee of the Company and the Bank consists of Mrs. Stark and Messrs. Dingle, Bert and Burwell. The Audit Committee is responsible for reporting to the Board on the general financial condition of the Bank and the results of the annual audit, and is responsible for ensuring that the Bank's activities are being conducted in accordance with applicable laws and regulations. The Audit Committee of the Company did not meet during fiscal 1996. The Audit Committee of the Bank met five times in fiscal 1996.

     NOMINATING COMMITTEE. The Company's Nominating Committee for the 1996 Annual Meeting consists of Messrs. DesCombes, Rinehart and Nichols. The committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of shareholders. The Company's Certificate of Incorporation and Bylaws provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Exchange Act. The Nominating Committee met on July 10, 1996.

     EMPLOYEE COMPENSATION AND BENEFITS COMMITTEE. The Employee Compensation and Benefits Committee of the Company consists of Messrs. Burwell, Dingle, Morris, Nichols and Rinehart. The committee meets to establish compensation and benefits for the executive officers and to review the incentive compensation programs when necessary. The committee is also responsible for all matters regarding compensation and benefits, hiring, termination and affirmative action issues for other officers and employees of the Company and the Bank. The Employee Compensation and Benefits Committee met three times in fiscal 1996.

DIRECTORS' COMPENSATION

     DIRECTORS' FEES. Currently, all directors of the Bank except the Chairman of the Board and Mr. Rinehart receive a retainer of $2,825 per month. The Chairman of the Board receives a monthly retainer of $3,165 and a monthly car allowance of $825. Mr. Rinehart does not receive any additional compensation for serving as a director. No committee meeting fees are paid by the Bank. Until May, 1995, directors of the service companies received a fee of $750 per quarter for service on the Board of Directors of the service companies. No fees are currently being paid to the directors for service on the Board of Directors of the service companies. The directors of the Company, except for Mr. Rinehart, receive a retainer of $5,000 per year for service on the Board of Directors of the Company. No committee meeting fees are paid by the Company.

     DIRECTOR RETIREMENT PLAN. The Bank maintains the Pomona First Federal Bank & Trust Directors' Retirement Plan (the "Directors' Retirement Plan"). The Directors' Retirement Plan is frozen, in that no new benefits are accruing under the Plan effective December 31, 1995. The Directors' Retirement Plan provides that, upon retirement, retiring directors are eligible to receive an annual benefit equal to 70% of the retiring directors' annualized final earnings based on monthly board compensation as of December 31, 1995 (reduced by one one hundred and twentieth (1/120) for each month of service less than 120) which shall continue to be paid for at least 10 years and over the lifetime of the director thereafter. All directors are currently credited with 120 months of service under the plan except for Mr. Nichols who has been credited with 60 months of service. Mr. Rinehart does not participate in the plan. Benefits may not start until the director reaches age 65. The Directors' Retirement Plan provides that in the event of a participant's death prior to payment of all benefits due to the participant under the plan, the remaining benefits are to be paid to the beneficiary or beneficiaries designated by the participant or, if no such designation had been made, to the estate of the participant.

     DIRECTORS' DEFERRED COMPENSATION PLAN. The Bank provides a non-qualified plan which offers directors the opportunity to defer compensation through a reduction in fees and then receipt of a benefit upon retirement. The primary form of benefit is 120 monthly installment payments of the account balance. Such balance shall equal the amount of the deferrals and interest thereon. Other actuarially equivalent payout schedules including a lump sum payout are available with certain restrictions. Prior to March 1996, deferrals had been credited with an interest rate equal to the highest interest rate paid on a designated date to depositors of the Bank. The plan has been amended to allow for an alternative choice whereby deferrals may be credited with investment earnings or losses equivalent to that of the Common Stock issued in connection with the Company's initial public offering ("Common Stock Rate"). Previous deferrals, as well as future deferrals, may be credited with the Common Stock Rate as of the initial public offering. The Bank established an irrevocable grantor trust ("rabbi trust") to hold the assets of the Bank that are intended to be used to satisfy the Bank's obligation with respect to benefits payable under the Deferred Compensation Plan. Assets of the rabbi trust are subject to the claims of creditors of the Bank solely in the event of the Bank's insolvency thereby foregoing any tax consequences to participants until assets are distributed to participants.

     INCENTIVE PLAN. The Company is presenting to stockholders for approval the Incentive Plan, under which all directors who are not also employees of the Company or the Bank are eligible to receive awards. See Proposal 2 for a summary of the material terms of the Incentive Plan.

EXECUTIVE COMPENSATION

     The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Under rules established by the Securities and Exchange Commission ("SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company or the Bank. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Employee Compensation and Benefits Committee of the Board of Directors of the Company, at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement.

     The Bank and the Company have begun a process to revise current executive compensation policies to reflect the status of the Company as a public company and to assure competitive compensation levels. It is currently intended that the new policies will incorporate financial results of the Company and the performance of the Company's stock.

     HISTORICAL APPROACH. Historically, executive compensation has been reviewed annually by the Bank's Compensation, Pension and Personnel Practices Committee (the "Committee"). The Committee utilized various sources of compensation information upon which to base their decisions. Compensation information included compensation surveys, utilization of consultants and peer group analysis.

     The Bank participated in a number of salary surveys to obtain current data. For the year ended March 31, 1996, the salary surveys utilized were: The Nash Survey - Fourth Annual Board of Directors and Executive Compensation, California Banks and Savings and Loans Survey, Western Management Group Survey, KPMG - Executive Compensation and Benefits Survey, SNL Executive Compensation Review 1996, Cole Executive Compensation Survey and BAI Key Executive Compensation Survey.

     The Bank utilizes a merit pay system to determine pay increases. The range of percentage increases has been the same throughout the Bank - whether at the executive, management or employee level.

     Historically, the Committee has focused on the salary and pay adjustments for the President and Chief Executive Officer. The President and CEO has focused on the salary and pay adjustments of the remainder of the Executive Committee. In recent years, the Board has more fully reviewed the total compensation package of the entire Executive Committee.

     In reviewing the compensation package for the Executive Committee, the Committee considers a number of factors including asset size, earnings, type of operations, corporate structure, geographic locations and budget considerations. As a result, the Committee is provided with relevant, timely and reliable data with which to make recommendations to the Board of Directors regarding compensation.

     COMPENSATION POLICIES. The Committee has established the following goals as incentives in setting Executive Compensation, including benefits:

     .    to target base salaries at a competitive average;
     . to reward the achievement of the Bank's annual and long term strategic goals;
     . to retain executive officers by offering a full range of benefits available at a competitive level to other executives of savings institutions;

     . to provide additional motivation for the executive officers to enhance stockholder value by linking a portion of the compensation package to the performance of the Company's stock.

     COMPONENTS OF SALARY. Compensation is defined as cash or non-cash remuneration in the form of salary, bonus, profit sharing, deferred compensation, auto allowance, 401(k) employer match contribution, Supplemental Executive Retirement Plan ("SERP") payments, ESOP allocations, stock grants and options, and any other type of remuneration deemed by the Board to be appropriate.

     During the years ended March 31, 1995 and 1996, there were no bonus or profit sharing payouts. The amount of benefits provided by the 401(k) and ESOP are determined, or will be determined, solely by the participant's level of compensation under the guidelines set forth in such plans. Two key benefit plans were also frozen and no additional benefits will accrue thereunder effective December 31, 1995. These two frozen plans were the Defined Benefit Retirement Plan (covering all eligible employees) and the SERP (applicable to the Executive Committee of Management). It is the intent of the Committee to consider the feasibility of a cash bonus plan for implementation sometime in future years.

     INCENTIVE PLAN. The Company is presenting to stockholders for approval the Incentive Plan, under which all members of the Bank's Executive Committee of Management are eligible to participate. See Proposal 2 for a summary of the material terms of the Incentive Plan.

     CHIEF EXECUTIVE OFFICER. The Chief Executive Officer was evaluated for the successful level of the Bank's operational and administrative changes during fiscal 1996 taking into account both subjective performance criteria and certain objective performance measures. The objective performance measures evaluated by the Committee in determining the compensation of the Chief Executive Officer included the reduction in the amount of non-performing assets, the completion of the plan of conversion from the mutual to stock form of organization, the creation and execution of a revised strategic business plan developed in conjunction with the plan of conversion and the operation of the Bank in a safe and sound manner.

     Although certain quantitative and qualitative factors were reviewed to determine the Chief Executive Officer's compensation (as well as that of the entire Executive Committee of Management), no specific formula was utilized in the Committee's decisions nor did the Committee establish a direct link between salary levels and the Bank's performance.

     The goal of the above referenced compensation policies, as implemented by the Committee, is to be certain that all Executives are compensated consistent with the above guidelines. Compensation levels will be reviewed as frequently as necessary to ensure this result.

               THE EMPLOYEE COMPENSATION AND BENEFITS COMMITTEE

               Robert W. Burwell       Robert D. Nichols
               William T. Dingle       Larry M. Rinehart
               Curtis W. Morris

     STOCK PERFORMANCE GRAPH. The following graph shows a comparison of cumulative total stockholder return on the Company's Common Stock based on the market price of the Common Stock with the cumulative total return of companies on the Nasdaq Stock Market (U.S.) Index and Nasdaq Bank Stocks for the period beginning on March 29, 1996 the day the Company's Common Stock began trading, through July 31, 1996. The graph was derived from a very limited period of time, and reflects the market's reaction to the initial public offering of the Common Stock and, as a result, may not be indicative of possible future performance of the Company's Common Stock.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
  AMONG PFF BANCORP, INC., NASDAQ STOCK MARKET (U.S.) AND NASDAQ BANK STOCKS

                       [PERFORMANCE GRAPH APPEARS HERE]

                                                NASDAQ
                                                STOCK       NASDAQ
Measurement Period               PFF            MARKET       BANK
(Fiscal Year Covered)        BANCORP, INC.      (U.S.)      STOCKS
- ---------------------        -------------      ------      ------
Measurement Pt- 3/29/96          $100.00        $100.00     $100.00
FYE  4/30/96                     $115.00        $106.30     $ 99.50
FYE  5/31/96                     $110.00        $113.30     $101.20
FYE  6/28/96                     $111.25        $108.20     $101.70
FYE  7/31/96                     $110.00        $ 98.60     $100.40

Notes:
  A. The lines represent monthly index levels derived from compounded daily returns that included all dividends.
  B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
  C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
  D. The index level for all the series was set to $100.00 on 3/29/96. PFF's index level was set using the $10.00 initial public offering price.

     SUMMARY COMPENSATION TABLE. The following table shows, for the years ended March 31, 1996 and 1995, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and the four highest paid executive officers of the Bank who received compensation in excess of $100,000 ("Named Executive Officers").


                                                                                 Long Term Compensation
                                                                      -------------------------------------------------------
                                          Annual Compensation(1)                 Awards               Payouts
                                     --------------------------------------------------------------------------
                                                            Other       Restricted   Securities                      All
                                                           Annual         Stock      Underlying         LTIP        Other
Name and Principal                    Salary     Bonus   Compensation     Awards     Options/SARs     Payouts    Compensation
Position                      Year     ($)       ($)        ($)(2)        ($)(3)       (#)(4)          ($)(5)      ($)(6)
- -----------------------------------------------------------------------------------------------------------------------------
Larry M. Rinehart,            1996   $226,211       -         -             -            -               -         $44,747
President and Chief           1995    206,261       -         -             -            -               -          46,438
Executive Officer

Kevin McCarthy                1996   $143,943       -         -             -            -               -         $32,437
Executive Vice                1995    100,908       -         -             -            -               -          19,870
President, Director of
Operations

Gregory C. Talbott            1996   $148,128       -         -             -            -               -         $28,452
Senior Vice President,        1995    136,392       -         -             -            -               -          24,649
Chief Financial Officer
and Treasurer

Gilbert F. Smith              1996   $124,740       -         -             -            -               -         $25,489
Senior Vice President,        1995    114,538       -         -             -            -               -          25,105
General Counsel

Melba L. Carlton              1996   $119,194       -         -             -            -               -         $31,278
Senior Vice President,        1995    108,835       -         -             -            -               -          20,649
Retail Banking
Administrator

- ------------------------
(1) Under Annual Compensation, the column titled "Salary" includes amounts deferred by the Named Executive Officer pursuant to the Bank's 401(k) Plan, as hereinafter defined, pursuant to which employees may defer up to 15% of their compensation and executive officers may defer up to 6% of their compensation, up to the maximum limits under the Code.
(2) There were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the last year, (b) payments of above-market preferential earnings on deferred compensation, (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation, (d) tax payment reimbursements, or (e) preferential discounts on stock. For 1996 and 1995, the Bank had no restricted stock or stock related plans in existence.
(3) Does not include awards intended to be granted pursuant to the Incentive Plan which is subject to stockholder approval, as such awards were not earned, vested or granted in fiscal 1996 or 1995. For a discussion of the awards expected to be granted under the Incentive Plan, see "Proposal 2."
(4) Does not include options intended to be granted pursuant to the Incentive Plan which is subject to stockholder approval, as such options were not earned or granted in fiscal 1996 or 1995. For a discussion of the proposed terms of the grants and vesting of options, see "Proposal 2."
(5) For fiscal 1996 and 1995, the Bank had no long-term incentive plans in existence. Accordingly, there were no payments or awards under any long-term incentive plan.
(6) Includes life insurance premiums paid by the Bank for the benefit of the Named Executive Officer under the Bank's executive life insurance program, and employer contributions to the Bank's 401(k) Plan. Also includes payments for auto allowances, unused vacation and rideshare payouts.

EMPLOYMENT AGREEMENTS

     The Bank and the Company have entered into employment agreements with Messrs. Rinehart and McCarthy, (individually, the "Executive"). The employment agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of Messrs. Rinehart and McCarthy.

     The employment agreements provide for a three-year term for Messrs. Rinehart and McCarthy. The Bank employment agreements provide that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors of the Bank may extend the agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors of the Bank after conducting a performance evaluation of the Executive. The terms of the Company employment agreements shall be extended on a daily basis unless written notice of non-renewal is given by the Board of Directors of the Company. The agreements provide that the Executive's base salary will be reviewed annually. The current base salaries for Messrs. Rinehart and McCarthy are $238,164 and $156,000, respectively. In addition to the base salary, the agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel.

     The agreements provide for termination by the Bank or the Company for cause as defined in the agreements at any time. In the event the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from the Bank and the Company upon: (i) failure to re-elect the Executive to his current office(s);
(ii) a material change in the Executive's functions, duties or responsibilities;
(iii) a relocation of the Executive's principal place of employment by more than 25 miles; (iv) a material reduction in the benefits and perquisites to the Executive; (v) liquidation or dissolution of the Bank or the Company; or (vi) a breach of the agreement by the Bank or the Company, the Executive or, in the event of the Executive's subsequent death, his beneficiary, would be entitled to receive an amount equal to the remaining base salary payments due to the Executive and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank or the Company during the remaining term of the agreement provided, however, that the payment shall not, in the aggregate, exceed three times the average of the Executive's five preceding taxable years' annual compensation. The Bank and the Company would also continue and pay for the Executive's life, health and disability coverage for the remaining term of the agreement.

     Under the agreements, if voluntary or involuntary termination follows a change in control of the Bank or the Company (as defined in the Employment Agreement), the Executive or, in the event of the Executive's death, his beneficiary, would be entitled to a severance payment equal to the greater of:
(i) the payments due for the remaining term of the agreement; or (ii) three times the average of the five preceding taxable years' annual compensation. The Bank and the Company would also continue the Executive's life, health, and disability coverage for thirty-six months. Notwithstanding that both agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement.

     Payments under the agreements in the event of a change in control may constitute an excess parachute payment under Section 280G of the Internal Revenue Code (the "Code") for executive officers, resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amounts to the Company and the Bank. Under the Company's agreements, if such payment constitutes an excess parachute payment under Section 280G of the Code, the executive officer will receive a benefit under the agreement equal to the greater of (i) the total benefits payable under the agreement taking into account the state and federal income and excise taxes on such amounts or (ii) the amount that is one dollar less than the triggering amount for the imposition of the excise tax under Section 280G.

     Payments to the Executive under the Bank's agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company's agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the Agreements shall be paid by the Bank or Company, respectively, if the Executive is successful pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent allowable under federal and Delaware law, respectively.

TERMINATION AND CHANGE IN CONTROL AGREEMENTS.

     The Bank has entered into two-year termination and change in control agreements ("CIC Agreement") with Messrs. Talbott, Smith, Golish and Groene and Ms. Lemons and Carlton. Commencing on the first anniversary date and continuing on each anniversary thereafter, the Bank's CIC Agreements may be renewed by the Board of Directors for an additional year. The Company has entered into a two-year CIC Agreement with Mr. Talbott similar to the Bank's CIC Agreement except that the term of the Company's CIC Agreement shall be extended on a daily basis. The CIC Agreements provide that in the event voluntary or involuntary termination follows a change in control of the Bank or the Company, the officer or, in the event of death, his beneficiary, would be entitled to receive a severance payment equal to two times the officer's average annual compensation for the five (two in the case of the Company's CIC Agreement) years preceding termination subject to the limitation that such payment not exceed three times the officer's average annual compensation of the previous five years (the Company's CIC Agreement has no such limitation). The Bank would also continue, and pay for, the officer's life, health and disability coverage for a period of twenty-four (24) months from the date of termination. Payments to the officer under the Bank's CIC Agreements will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. The CIC Agreements also provide for a severance payment in the event of an involuntary termination of the officer by the Bank other than in a change in control, except for cause. The severance payment is a sum equal to twenty-six weeks of base salary for each three years of service up to a maximum of one-hundred and four weeks and is conditioned on the officer releasing the Bank from any causes of action against the Bank or the Company arising during any period of employment from the employment relationship, other than claims under the various employee benefit plans of the Bank and the Company.

     INCENTIVE PLAN. The Company is presenting to stockholders for approval the Incentive Plan under which all employees of the Company and the Bank are eligible to receive awards. See Proposal 2 for a summary of the material terms of the Incentive Plan.

     RETIREMENT PLAN. The Bank maintains a defined benefit plan (the "Retirement Plan") for certain salaried employees who have attained the age of 21 and have completed one year of service and are classified as a benefitted employee prior to December 31, 1995. Effective December 31, 1995, the Retirement Plan was frozen and Participants ceased the accrual of additional benefits under the Retirement Plan although vesting will continue according to the terms of the Retirement Plan. After December 31, 1995 no new Participants entered the Retirement Plan. The Retirement Plan is designed to comply with the requirements under Section 401(a) of the Code.

     The Retirement Plan provides for a monthly benefit to the employee upon retirement at the age of 65, or if later, the fifth anniversary of the employee's initial participation in the Retirement Plan ("Normal Retirement Age"). The Retirement Plan also provides for a monthly benefit upon the Participant's death, disability and early retirement. Early retirement is conditioned upon the attainment of the age of 55, and the completion by the Participant of 15 years of service. No new accrual of years of service will occur after December 31, 1995. Benefits under the Plan are determined taking into account the participant's final average earnings, social security benefits and years of credited service under the Retirement Plan as of December 31, 1995.

     The following table sets forth the estimated annual benefits payable upon retirement at age 65 in the year ended December 31, 1995, expressed in the form of a single life annuity, for the final average salary and benefit service classifications specified.


                    Pomona First Federal Bank & Trust Employee Pension Plan
                   ---------------------------------------------------------
                                        Years of Service
Final Average      ---------------------------------------------------------
Compensation         15          20           25          30           35
- -------------      ------      ------       ------      ------       ------
     50,000        13,598      18,130       22,663      22,663       22,663
    100,000        29,723      39,630       49,538      49,538       49,538
    150,000        45,848      61,130       76,413      76,413       76,413
    200,000        45,848      61,130       76,413      76,413       76,413
    250,000        45,848      61,130       76,413      76,413       76,413
    300,000        45,848      61,130       76,413      76,413       76,413
    350,000        45,848      61,130       76,413      76,413       76,413
    400,000        45,848      61,130       76,413      76,413       76,413

     Compensation under the Retirement Income Plan includes all regular pay, overtime and regular bonuses. The benefit amounts listed above were computed on a single life annuity basis, which is the normal form under the plan.

     The approximate years of service, as of January 1, 1996 for the Named Executive Officers are as follows:


                   Name                     Service
                   ----                     -------
                                        Years      Months
                                        -----      ------
          Larry M. Rinehart              18          3
          Kevin McCarthy                 18          -
          Gregory C. Talbott              8          7
          Gilbert F. Smith               24          2
          Melba L. Carlton               29          8

     The freezing of accrued benefits on December 31, 1995 results in no additional service for purposes of benefit determination being accrued for the named executive officer.

     EMPLOYEE DEFERRED COMPENSATION PLAN. The Bank provides a non-qualified plan which offers eligible officers the opportunity to defer compensation through a reduction in salary and then receipt of a benefit upon retirement. The benefit is payable at normal retirement (age 65) or actual retirement but no later than age 70, or alternatively upon termination if termination occurs earlier other than due to disability. The primary form of benefit is 120 monthly installment payments of the account balance. Such balance shall equal the amount of the deferrals and interest thereon. Other actuarially equivalent payout schedules including a lump sum payout are available with certain restrictions. Subject to the election of each Participant, deferrals are credited with an interest rate equal to the highest interest rate paid on a designated date to depositors of the Bank or with investment earnings or losses equivalent to that of the Company's Common Stock. The Bank has established an irrevocable grantor trust ("rabbi trust") to hold the Bank's assets that are intended to be used to satisfy the Bank's obligations with respect to benefits payable under the Employee Deferred Compensation Plan. Assets of the rabbi trust are subject to the claims of creditors solely in the event of the Bank's insolvency, thereby foregoing any tax consequences to participants until assets are distributed to participants.

     CAPITAL ACCUMULATION PLAN FOR EMPLOYEES OF POMONA FIRST FEDERAL BANK & TRUST. The Bank maintains the Capital Accumulation Plan for Employees of Pomona First Federal Bank & Trust (the "401(k) Plan"), designed to be qualified under
Section 401(k) of the Code. The 401(k) Plan covers all benefitted employees of the Bank. An employee is eligible to participate in the 401(k) Plan following the attainment of age 21 and the completion of six months of service with the Bank. Under the 401(k) Plan, subject to the limitations imposed under Section 401(k) and Section 415 of the Code, a participant may elect to defer not less than 1% nor more than 15% of his compensation by directing the Bank to contribute such amount to the 401(k) Plan on such employee's behalf in lieu of direct payment to the participant. The Bank currently makes matching contributions applicable to its 401(k) Plan equal to 50% of the participant's annual contribution limited to a maximum of 3% of each Participant's compensation. The Board reviews the match on an annual basis. The employer matching contribution will be made in the form of PFF Bancorp Common Stock. However, participants are free to reallocate such contributions among the other 401(k) Plan investment options. "Compensation" for purposes of the 401(k) Plan is defined as a participant's compensation from the Bank as reported annually on the Form W-2, including contributions to the 401(k) Plan by the employee, and contributions made by the Bank to any other pension, insurance, welfare or any other employee benefit plan. Under the 401(k) Plan, a separate account is established for each participant. Participants are always 100% vested in their contributions and in the earnings thereon. Participants in the 401(k) Plan become vested at the rate of 25%, 50% and 100% following the third, fourth and fifth years of service, respectively, in employer contributions and earnings thereon. Participants will become 100% vested in the employer contributions and earnings thereon in the event of death, disability or attainment of age 65 while employed by the Bank. The 401(k) Plan provides for in-service hardship distributions of elective deferrals. Distributions from the 401(k) Plan may be made upon termination of service in a lump sum payment.

     The 401(k) Plan offers six investment options to participants, including an Employer Stock Fund. The 401(k) Plan permits participants to direct that all or a portion of their account be invested in such funds. All assets of the 401(k) Plan are held in trust by an independent corporate trustee. Each participant who directs the trustee to invest all or part of his account in the Employer Stock Fund will have assets in his account applied to the purchase of shares of the Company's Common Stock.

     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. The Bank maintains a non-qualified Supplemental Executive Retirement Plan to provide certain officers and highly compensated employees with additional retirement benefits. The SERP reflects the freezing of the Pension Plan as of December 31, 1995. The benefits provided under the SERP are directly related to those provided under these three qualified employee benefit plans sponsored by the Bank, namely the ESOP, the 401(k) Plan and the Pension Plan. With respect to the Pension Plan, the SERP provides a benefit equal to the present value of the previous SERP benefit accrued as of December 31, 1995, credited with the same interest rates as provided under the Employee Deferred Compensation Plan described above. No additional contributions will be made by the Bank to provide this benefit, as this portion of the SERP is only a deferral mechanism (with interest) of the frozen Pension Plan benefit. The SERP also provides a benefit equal to the difference between (i) the benefits which would have been provided by employer contributions to the 401(k) Plan and the ESOP if such contributions and benefits were calculated without the limitations imposed by the qualification rules of the Code and (ii) the actual benefit provided under each plan. Benefits under the SERP will be provided at retirement in the form of some combination of an annuity, lump sum cash or stock distribution.

     The Bank has established an irrevocable grantor's trust in connection with the SERP. This trust is funded with contributions from the Bank for the purpose of providing the benefits promised to the participants under the terms of the SERP. The SERP participants have only the rights of unsecured creditors with respect to the trust's assets, and will not recognize income with respect to benefits provided by the SERP until such benefits are received by the participants. The assets of the trust are subject to the claims of the Bank's creditors solely in the event of the Bank's insolvency, thereby foregoing any tax consequences to the participants until assets are distributed to participants. Earnings on the trust's assets are taxable to the Bank. The trustee may invest the trust's assets in the Company's stock.

     EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST. The Bank established an ESOP and related trust for eligible employees effective March 28, 1996. Full-time employees with the Bank as of January 1, 1996 and full-time employees of the Company or the Bank employed after such date, who have been credited with at least 1,000 hours during a twelve-month period and who have attained the age of twenty-one became participants. The ESOP purchased 8% or 1,587,000 shares of the Common Stock issued in the Conversion. In order to fund the ESOP's purchase of the Common Stock, the ESOP borrowed funds from the Company equal to 100% of the aggregate purchase price of the Common Stock. The loan will be repaid principally from the Company's or the Bank's contribution's to the ESOP over a period of ten years and the collateral for the loan will be the Common Stock purchased by the ESOP.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

     The Financial Institutions Reform, Recovery and Enforcement Act ("FIRREA") requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

     The Bank's policy provides that all loans made by the Bank to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features. Any loan made to an executive officer or director must be approved by the Board of Directors prior to its being committed. The Bank offers to its other employees loans which are made on substantially the same terms and conditions offered to the general public except that other employees in good standing are eligible to receive preferred interest rates on loans which are for the purpose of purchasing, refinancing, constructing, adding to, improving, altering, repairing, equipping, or furnishing their principal residence and are secured by their principal residence; overdraft lines of credit; and loans on secured reserve accounts. The preferred interest rate on a new loan will be determined at the time of commitment and will be the Eleventh District Monthly Cost of Funds Index that is most recently available plus the amount of the FDIC Insurance premium charged to the Bank plus the margin specified for each type of loan program. As of March 31, 1996, ten of the Bank's executive officers or directors had a total of twelve loans outstanding, totalling $1.4 million in the aggregate. Of the twelve loans currently outstanding to executive officers or directors ten loans are receiving a preferred rate as described above and are secured by the borrower's principal residence. The other two loans to executive officers are not receiving a preferred rate. Six of the preferred rate loans are to executive officers and were originated during the time they were employees of the Bank and prior to their becoming an executive officer or director. Four of the preferred rate loans are to directors and were originated prior to FIRREA.

     It is the policy of the Company that all transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, contain terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons and are required to be approved by a majority of independent outside directors of the Company not having any interest in the transaction.


                         PROPOSAL 2.  APPROVAL OF THE
                               PFF BANCORP, INC.
                              1996 INCENTIVE PLAN

     The Board of Directors of the Company is presenting for stockholder approval the PFF Bancorp, Inc. 1996 Incentive Plan ("Incentive Plan"), in the form attached hereto as Exhibit A. The purpose of the Incentive Plan is to attract and retain qualified personnel in key positions, provide officers, key employees and non-employee directors with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward key employees for outstanding performance. The following is a summary of the material terms of the Incentive Plan which is qualified in its entirety by the complete provisions of the Incentive Plan document attached as Exhibit A.

GENERAL

     The Incentive Plan authorizes the granting of options to purchase Common Stock, option-related awards and awards of Common Stock (collectively, "Awards"). Subject to certain adjustments to prevent dilution, the maximum number of shares reserved for Awards under the Incentive Plan is 2,777,250 shares, which number is not in excess of 14% of the outstanding shares of the Common Stock as of the effective date of the Incentive Plan. The maximum number of shares reserved for purchase pursuant to the exercise of options and option-related Awards granted under the Incentive Plan is 1,983,750, which number is not in excess of the 10% of the outstanding shares of Common Stock as of the effective date of the Incentive Plan. The maximum number of shares reserved for award of Common Stock ("Stock Awards") is 793,500 shares, which number is not in excess of 4% of the outstanding shares of Common Stock as of the effective date of the Incentive Plan. All officers, other employees and Directors of the Company and its affiliates, are eligible to receive Awards under the Incentive Plan. The Incentive Plan will be administered by a Committee consisting of the entire Board of Directors or consisting solely of two or more outside directors (the "Committee"). Subject to the regulations of the Office of Thrift Supervision ("OTS"), authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy Awards under the

Incentive Plan, resulting in an increase in the number of shares outstanding, which would have a dilutive effect on the holdings of existing stockholders.

AWARDS

     TYPES OF AWARDS. The Incentive Plan authorizes the grant of Awards in the form of (i) options to purchase the Company's Common Stock intended to qualify as incentive stock options under Section 422 of the Code (options which afford tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company) referred to as "Incentive Stock Options"; (ii) options that do not so qualify (options which do not afford income tax benefits to recipients, but which may provide tax deductions to the Company) referred to as "Non-statutory Stock Options"; (iii) limited rights (discussed below) which are exercisable only upon a change in control of the Company (as defined in the Incentive Plan) ("Limited Rights"); (iv) dividend equivalent rights (discussed below) which provide option holders with a cash benefit in the event of the payment by the Company of an extraordinary dividend (as defined in the Incentive Plan) to stockholders ("Dividend Equivalent Rights"); (v) equitable adjustment rights (discussed below) which provide option holders upon the payment of an extraordinary dividend the adjustment of the number of shares and/or exercise price at the discretion of the Committee ("Equitable Adjustment Rights") and (vi) stock awards (discussed below) which provide a grant of Common Stock which vests over time (which such vesting may be contingent upon the attainment of stated performance goals).

     OPTIONS. The Board of Directors intends to grant options for 1,900,613 shares (with Limited Rights and Dividend Equivalent Rights or Equitable Adjustment Rights) under the Incentive Plan on the date of the Annual Meeting, assuming the requisite stockholder approval is obtained, to employees and directors, and options for 83,138 shares will be reserved for future grants to employees and directors. All options granted to employees will be qualified as Incentive Stock Options to the extent permitted under Section 422 of the Code. Pursuant to the Incentive Plan, the Committee shall determine the date or dates on which each stock option shall become exercisable; provided, however, under the terms of the Incentive Plan any stock option granted prior to March 28, 1997 may not vest in annual installments of greater than 20% of the number of shares underlying the options awarded commencing at least one year from the date of grant, and the vesting of such options may not be accelerated except in the case of death or disability. However, under the terms of the Incentive Plan, the Committee may accelerate the vesting of options after March 28, 1997. After March 28, 1997, the Committee intends to amend the options granted prior to March 28, 1997 to accelerate the vesting of options in the event of a change in control, see "New Plan Benefits" below. The exercise price of all Incentive Stock Options must be 100% of the fair market value of the underlying Common Stock at the time of grant, except as provided below. The exercise price may be paid in cash or in Common Stock at the discretion of the Committee. See "Payout Alternatives - Alternative Option Payments".

     Incentive Stock Options may only be granted to employees. In order to qualify as Incentive Stock Options under Section 422 of the Code, the exercise price must not be less than 100% of the fair market value on the date of grant and the term of the option may not exceed ten years from the date of grant. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock may not be exercised after the date that is five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying common stock on the date of grant.

     Each member of the Board of Directors of the Company or Bank who is not an officer or employee of the Company or the Bank and who is serving with the Company or Bank as a Director on the date of the Annual Meeting will receive Non-statutory Stock Options to purchase 76,516 shares of Common Stock. The exercise price of each option shall equal the fair market value of the Common Stock on the date the option is granted, which is intended to be the date of the Annual Meeting.

     TERMINATION OF EMPLOYMENT. Options granted under the Incentive Plan may be exercised at such times as the Committee determines, but in no event shall an option be exercisable more than ten years from the date of grant (or five years from date of grant for a 10% owner). Unless otherwise determined by the Committee, upon termination of an employee's services for any reason other than death, disability or termination for cause, the Incentive Stock Options shall be exercisable for a period of three months following termination and Non-Statutory Stock Options shall be exercisable for a period of one year following termination. The Committee in its discretion may determine the time frame in which options may be exercised and may redesignate Incentive Stock Options as Non-statutory Stock Options. Notwithstanding the foregoing, in the event of the death or disability of the option holder, all options granted to employees and/or directors will become fully vested and shall be exercisable for up to one year thereafter. In the event of termination for cause, all rights to options expire immediately.

     LIMITED RIGHTS. Upon exercise of Limited Rights in the event of a change in control of the Bank or the Company, the optionee will be entitled to receive a lump sum cash payment equal to the difference between the exercise price of the related option and the fair market value of the shares of Common Stock subject to the option on the date of exercise of the right in lieu of purchasing the stock underlying the option. Payments will be less any applicable tax withholding required under the Incentive Plan.

     DIVIDEND EQUIVALENT RIGHTS. Simultaneously with the grant of any option, the Committee may grant a Dividend Equivalent Right with respect to all or some of the shares covered by such option. The Dividend Equivalent Right provides the employee with a separate cash benefit equal to 100% of the amount of any extraordinary dividend declared by the Company on shares of Common Stock subject to an option. Under the terms of the Incentive Plan, an extraordinary dividend is any dividend paid on shares of Common Stock where the rate of the dividend exceeds the Bank's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters. Upon the payment of an extraordinary dividend, the holder of a Dividend Equivalent Right will receive an amount of cash or some other payment as determined under the Incentive Plan, equal to 100% of the extraordinary dividend paid on shares of Common Stock, multiplied by the number of shares subject to the underlying option. Payments shall be decreased by the amount of any applicable tax withholding prior to distribution in accordance with the Incentive Plan. The Dividend Equivalent Right is transferable only when the underlying option is transferable and under the same conditions.

     EQUITABLE ADJUSTMENT RIGHT. Simultaneously with the grant of any option, in the alternative to a Dividend Equivalent Right, the Committee may grant an Equitable Adjustment Right. Upon the payment of an extraordinary dividend as described above, the Committee may adjust the number of shares and/or the exercise price of the options underlying the Equitable Adjustment Right, as the Committee deems appropriate.

     OPTION GRANTS. It is currently intended that the options proposed to be granted will include Equitable Adjustment Rights and options granted to employees will also include Limited Rights. It is currently intended that the options granted will be exercisable on a cumulative basis in equal installments over five (5) years commencing one year from the date of grant; provided, however, that all options will be immediately exercisable in the event the optionee terminates employment due to death or disability. The exercise price of all such options will be 100% of the fair market value of the underlying Common Stock at the time of grant, which is intended to be the date of the Annual Meeting. See "New Plan Benefits" below for information concerning options intended to be granted under the Incentive Plan assuming stockholder approval.

     As of September 6, 1996, the closing price per share of Common Stock, as reported on the Nasdaq National Market was $11.625.

     STOCK AWARDS. The Incentive Plan authorizes the granting of Stock Awards to employees and directors. The Board of Directors intends to grant 746,745 shares as Stock Awards under the Incentive Plan to employees and directors, on the date of the Annual Meeting, assuming the requisite stockholder approval is obtained, and 46,755 shares for Stock Awards will be reserved for future grants to employees and directors. The Committee shall determine the dates on which Stock Awards granted to an employee or a director will vest, provided, however, that any Stock Award granted prior to March 28, 1997 may not vest at a rate greater than 20% per year commencing at least one year from the date of grant, and the vesting of any Stock Award may not be accelerated except in the case of death or disability. However, under the terms of the Incentive Plan, the Committee may accelerate the vesting of Stock Awards after March 28, 1997. After March 28, 1997, the Committee intends to amend the Stock Awards granted prior to March 28, 1997 to accelerate the vesting of Stock Awards in the event of a change in control, see "New Plan Benefits" below. With respect to Stock Awards granted to employees, the Incentive Plan provides that each Stock Award will be eligible to vest in five equal annual installments. The first and second annual installments will vest respectively on the first and second anniversary of the date of grant. Twenty-five percent (25%) of the third, fourth and fifth annual installment will vest on the third, fourth and fifth respective anniversary dates of the date of grant. The remaining seventy-five percent (75%) of each of the third, fourth and fifth annual installments will be subject to the attainment of performance goals established by the Committee. This portion of each of the third, fourth and fifth annual installments is referred to herein as the "Risk Pool". The shares in the Risk Pool will vest if multilevel Performance Goals established by the Committee, relating to the attainment of a target amount of earnings per share on the Common Stock ("Performance Goal A"), are met. If, for the third and/or fourth annual installment, a portion of shares in the Risk Pool do not vest because some level of Performance Goal A was not met, such Stock Awards will remain in the Risk Pool and will vest in the fourth and/or fifth year if the Performance Goal A criteria are satisfied. If, at the end of the fifth year, unvested Stock Awards remain in the Risk Pool, such Stock Awards will be forfeited by the employees to whom they were granted and will be available for new Stock Award grants by the Committee.

     Notwithstanding, in a fiscal year, if no Stock Awards in the Risk Pool vest because no level of Performance Goal A was met, then a portion of such Stock Awards may vest to the employees if, for such year, the Company's earnings per share, when measured as a percentage of fair market value, is within a stated percentage of the earnings per share (also measured as a percentage of fair market value) of the common stock of a peer group of institutions selected by the Committee. If the Company's earnings per share (as a percentage) is at or above the 66th but below the 75th percentile of the peer group, twenty-five percent (25%) of the Stock Awards in the Risk Pool will vest. If the Company's earnings per share are at or above the 75th percentile of the peer group, then fifty percent (50%) of the Stock Awards in the Risk Pool will vest. All Stock Award grants to Outside Directors will immediately vest upon termination of service due to death or disability. All Stock Awards to employees, other than those Stock Awards subject to the Risk Pool, will vest immediately upon termination of employment due to death or disability. Upon the employee's termination due to death or disability, those Stock Awards subject to the Risk Pool will only vest if, and to the extent, that all the Stock Awards in the Risk Pool vest. All rights to Stock Awards will terminate immediately in the event that the employee or director is terminated due to cause.

     Stock Awards are generally non-transferable and non-assignable as provided in the Incentive Plan. When plan shares are distributed in accordance with the Incentive Plan, the recipients will also receive amounts equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon minus any required tax withholding amounts. Prior to vesting, recipients of Stock Awards may direct the voting of shares of Common Stock granted to them and held in the trust. Shares of Common Stock held by the Incentive Plan trust which have not been allocated or for which voting has not been directed are voted by the trustee in the same proportion as the awarded shares are voted in accordance with the directions given by all recipients of Stock Awards.

TAX TREATMENT

     STOCK OPTIONS. An optionee will generally not be deemed to have recognized taxable income upon grant or exercise of any Incentive Stock Option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the option and two years after the date of grant of the option. If the holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share option exercise price and the fair market value of the Common Stock is recognized as income taxable at long term capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of Incentive Stock Options, assuming these holding periods are met.

     In the case of the exercise of a Non-statutory Stock Option, an optionee will be deemed to have received ordinary income upon exercise of the stock option in an amount equal to the aggregate amount by which the per share exercise price is exceeded by the fair market value of the Common Stock. In the event that a Non-statutory Stock Option is exercised during a period that would subject the optionee to liability under
Section 16(b) of the Exchange Act (i.e., within six months of the date of grant), the optionee will not be deemed to have recognized income until such period of liability has expired, unless the optionee makes a Section 83(b) election under the Code. In the event shares received through the exercise of an Incentive Stock Option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the option will be treated as the exercise of a Non-statutory Stock Option, except that the optionee will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income deemed to have been received by an optionee upon the exercise of a Non-statutory Stock Option or due to a disqualifying disposition will be a deductible expense of the Company for tax purposes.

     In the case of Limited Rights, upon exercise, the option holder would have to include the amount paid to him upon exercise in his gross income for federal income tax purposes in the year in which the payment is made and the Company would be entitled to a deduction for federal income tax purposes of the amount paid. Equitable Adjustment Rights have the same tax treatment as other Non-statutory Stock Options. The employee will recognize taxable income for the amount of cash received under the Dividend Equivalent Right for the year such amounts are paid. The Company may take a compensation deduction for such amount.

     STOCK AWARDS. When shares of Common Stock, as Stock Awards, are distributed, the recipient is deemed to receive ordinary income equal to the fair market value of such shares plus any dividends and earnings on such shares at the date of distribution (provided such date is more than six months after the date of grant), and the Company is permitted a commensurate compensation expense deduction for income tax purposes.

PAYOUT ALTERNATIVES

     The Committee has the sole discretion to determine what form of payment it shall use in distributing payments for all Awards. If the Committee requests any or all participants to make an election as to form of payment, it shall not be considered bound by the election. Any shares of Common Stock tendered in payment of an obligation arising under the Incentive Plan shall be valued at the fair market value of the Common Stock at the time of payment. The Committee may use treasury stock, authorized but unissued stock or may direct the market purchase of such Common Stock to satisfy its obligations under the Incentive Plan.

ALTERNATE OPTION PAYMENTS

     The Committee also has the sole discretion to determine the form of payment for the exercise of an option. The Committee may indicate acceptable forms in the Award Agreement covering such options or may reserve its decision to the time of exercise. No option is to be considered exercised until payment in full is accepted by the Committee. The Committee may permit the following forms of payment for options: (a) cash or certified check; (b) borrowed funds, to the extent permitted by law; or (c) tender of previously acquired shares of Common

Stock. Any shares of Common Stock tendered in payment of the exercise price of an option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise.

AMENDMENT

     The Board of Directors may amend the Incentive Plan in any respect at any time provided that an amendment, required to maintain incentive stock option treatment for options intended to be Incentive Stock Options, will be approved by stockholders.

ADJUSTMENTS

     In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participants.

     No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All awards under this Incentive Plan shall be binding upon any successors or assigns of the Company.

NONTRANSFERABILITY

     Unless determined otherwise by the Committee, no award under the Incentive Plan shall be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a qualified domestic relations order. With the consent of the Committee, a Participant may designate a person or his or her estate as beneficiary of any award to which the recipient would then be entitled, in the event of the death of the Participant.

STOCKHOLDER APPROVAL

     Pursuant to OTS regulations, the Incentive Plan may not be implemented during the first year after the conversion of the Bank from the mutual to stock form (the "Conversion") unless the affirmative vote of the holders of a majority of the total votes eligible to be cast at this meeting is received. If such approval is not obtained, but the Incentive Plan receives the affirmative vote of a majority of the shares present at the meeting and eligible to be cast, the Incentive Plan will not become effective at this time, but will become effective following a period of one year after the Conversion without further stockholder approval. The Board of Directors also may determine that the Incentive Plan become effective one year after the Conversion if the Incentive Plan does not receive the affirmative vote of a majority of the shares voted at this meeting. In the absence of stockholder approval, the options under the Incentive Plan would not qualify as incentive stock options under the Code.

     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE APPROVAL OF THE PFF BANCORP, INC. 1996 INCENTIVE PLAN.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE PFF BANCORP, INC. 1996 INCENTIVE PLAN.

NEW PLAN BENEFITS

     The New Plan Benefits table below provides certain information with respect to all awards which will be granted, assuming stockholder approval is obtained, under the Incentive Plan, specifying the amounts to be granted to the named executive officers and directors individually, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees, including all current officers who are not executive officers, as a group.

     All awards granted to the officers and directors of the Company and the Bank reflected in the table below become exercisable in accordance with the disclosure under Proposal 2 and as described in the Plan. On or after March 28, 1997, the Committee intends to amend the awards reflected below to provide for acceleration of the vesting of such awards upon a change in control of the Company or the Bank (as defined in the Incentive Plan). A change in control will be generally defined to occur when a person or group of persons acting in concert acquires beneficial ownership of 20% or more of any class of equity security, such as the Common Stock of the Company or the Bank, or in the event of a tender offer or exchange offer, merger or other form of business combination, sale of assets or contested election of directors which results in a change in control of a majority of the incumbent Board of Directors of the Company or the Bank.

                               NEW PLAN BENEFITS


                                                       STOCK OPTION AWARDS                STOCK AWARDS
                                                    ------------------------     ----------------------------
                                                      DOLLAR        NUMBER        DOLLAR            NUMBER
          NAME AND POSITION                         VALUE (1)    OF UNITS(2)     VALUE (3)        OF UNITS(2)
                                                    ---------    -----------     ---------        -----------
Larry M. Rinehart, President                            -          375,000      $1,743,750         150,000
  and Chief Executive Officer of the
  Company and the Bank

Kevin McCarthy, Executive Vice President of             -          200,000       1,046,250          90,000
  the Company and Executive Vice President,
  Director of Operations of the Bank

Gregory C. Talbott, Senior Vice President,              -          170,000         930,000          80,000
  Chief Financial Officer and Treasurer of the
  Company and the Bank

Gilbert F. Smith, Senior Vice President,                -           96,000         494,063          42,500
  General Counsel of the Bank

Melba L. Carlton, Senior Vice President,                -           96,000         494,063          42,500
  Retail Banking Administrator of the Bank

All current executive officers as a group               -        1,225,000       6,190,313         532,500
  (8 persons)

All current directors of the Company                    -          535,613       2,490,598         214,245
  and Bank (who are not executive
  officers) as a group (7 persons)

All employees (who are not executive                    -          140,000               -               -
  officers) as a group (69 persons)

- ------------------------
(1) The "dollar value" for options to be granted pursuant to the Incentive Plan on the date of grant will be zero, as the exercise price for such options will be the fair market value on the date of grant which is intended to be the date stockholder approval is obtained.
(2) 83,138 Stock Option Awards and 46,755 Stock Awards remain unallocated under the Incentive Plan.
(3) Based upon $11.625, the closing price of the Common Stock, as reported on the Nasdaq Stock Market on September 6, 1996.

                   PROPOSAL 4.  RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

     The Company's independent auditors for the fiscal year ended March 31, 1996 were KPMG Peat Marwick LLP. The Company's Board of Directors has reappointed KPMG Peat Marwick LLP to continue as independent auditors for the Bank and the Company for the year ending March 31, 1997, subject to ratification of such appointment by the shareholders.

     Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                            ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

     To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 1997 Annual Meeting of Stockholders, which has been scheduled to be held on August 27, 1997, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than March 24, 1997. If such annual meeting is held on a date more than 30 calendar days from August 27, 1997, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any such proposal will be subject to 17 C.F.R. (S) 240.14a-8 of the Rules and Regulations under the Exchange Act.

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

     The bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an Annual Meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by stockholders must include the shareholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the Annual Meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

     The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

                                    By Order of the Board of Directors

                                    /s/ Carole F. Olson

                                    Carole F. Olson
                                    Secretary

Pomona, California
September 16, 1996


        YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
           WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
                REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY
                   RETURN THE ACCOMPANYING PROXY CARD IN THE
                        ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                       EXHIBIT A



                               PFF BANCORP, INC.
                              1996 INCENTIVE PLAN


1.  DEFINITIONS.
    -----------

     (a) "Affiliate" means (i) a member of a controlled group of corporations of which the Holding Company is a member or (ii) an unincorporated trade or business which is under common control with the Holding Company as determined in accordance with Section 414(c) of the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and (e)(3)(C).

     (b) "Alternate Option Payment Mechanism" refers to one of several methods available to a Participant to fund the exercise of a stock option set out in
Section 13 hereof. These mechanisms include: broker assisted cashless exercise and stock for stock exchange.

     (c) "Award" means a grant of one or some combination of one or more Non-statutory Stock Options, Incentive Stock Options and Stock Awards under the provisions of this Plan.

     (d)  "Bank" means Pomona First Federal Bank & Trust.

     (e) "Board of Directors" or "Board" means the board of directors of the Holding Company.

     (f) "Change in Control" means a change in control of the Bank or Holding Company of a nature that; (i) would be required to be reported in response to
Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or (ii) results in a Change in Control within the meaning of the Home Owners' Loan Act of 1933, as amended ("HOLA") and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under such rules and regulations the Board shall substitute its judgment for that of the OTS); or
(iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding securities except for any securities of the Bank purchased by the Holding Company and any securities purchased by any tax qualified employee benefit plan of the Bank; or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or
(C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity; or (D) a solicitation of shareholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank or similar transaction with one or more corporations, as a result of which the outstanding shares of the class of securities then subject to the plan are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Holding Company.

     (g)  "Code" means the Internal Revenue Code of 1986, as amended.

     (h) "Committee" means a committee consisting of the entire Board of Directors or consisting solely of two or more members of the Board of Directors who are defined as Non-Employee Directors as such term is defined under Rule 16b-3(b)(3)(i) under the Exchange Act as promulgated by the Securities and Exchange Commission.

     (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share or any stock exchanged for shares of Common Stock pursuant to Section 17 hereof.

     (j)  "Date of Grant" means the effective date of an Award.

     (k) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of a Participant to perform the work customarily assigned to him, or in the case of a Director, to serve on the Board. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant's lifetime.

     (l) "Dividend Equivalent Rights" means the right to receive an amount of cash based upon the terms set forth in Section 10 hereof.

     (m) "Effective Date" means ________________, the effective date of the Plan.

     (n) "Employee" means any person who is currently employed by the Holding Company or an Affiliate, including officers, but such term shall not include Outside Directors.

     (o) "Employee Participant" means an Employee who holds an outstanding Award under the terms of the Plan.

     (p)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (q) "Exercise Price" means the purchase price per share of Common Stock deliverable upon the exercise of each Option in order for the option to be exchanged for shares of Common Stock.

     (r) "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the average of the high and low bid prices of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or the New York Stock Exchange ("NYSE") (as published by the Wall Street Journal, if published) on such date or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported. If the Common Stock is not reported on the NASDAQ or the NYSE, the Fair Market Value of the Common Stock is the value so determined by the Board in good faith.

     (s)  "Holding Company" means PFF Bancorp, Inc.

     (t) "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated by the Committee as an Incentive Stock Option pursuant to Section 7 hereof and is intended to be such under Section 422 of the Code.

     (u) "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 8 hereof.

     (v) "Non-statutory Stock Option" means an Option granted by the Committee to a Participant pursuant to Section 6 hereof, which is not designated by the Committee as an Incentive Stock Option or which is redesignated by the Committee under Section 7 as a Non-Statutory Stock Option.

     (w) "Option" means the right to buy a fixed amount of Common Stock at the Exercise Price within a limited period of time designated as the term of the option as granted under Section 6 or 7 hereof.

     (x) "Outside Director" means a member of the Board of Directors of the Holding Company or its Affiliates, who is not also an Employee.

     (y) "Outside Director Participant" means an Outside Director who holds an outstanding Award under the terms of the Plan.

     (z) "Participant" means any Employee or Outside Director who holds an outstanding Award under the terms of the Plan.

     (aa) "Performance Goal" is a specific condition or goal which may be set by the Committee as a prerequisite to the vesting of a Stock Award in accordance with Section 9(b) hereof.

     (bb) "Retirement" with respect to an Employee Participant means termination of employment which constitutes retirement under any tax qualified plan maintained by the Bank. However, "Retirement" will not be deemed to have occurred for purposes of this Plan if a Participant continues to serve on the Board of Directors of the Holding Company or its Affiliates even if such Participant is receiving retirement benefits under any retirement plan of the Holding Company or its Affiliates. With respect to an Outside Director Participant "Retirement" means the termination of service from the Board of Directors of the Holding Company or its Affiliates following written notice to the Board as a whole of such Outside Director's intention to retire or retirement as determined by the Holding Company (or Affiliate's) bylaws, or by reaching age 75, except that an Outside Director shall not be deemed to have retired for purposes of the Plan in the event he continues to serve as a consultant to the Board or as an advisory director.

     (cc) "Stock Awards" are Awards of Common Stock which may vest immediately or over a period of time. Vesting of Stock Awards under Section 9 of this Plan may be contingent upon the occurrence of named events or the attainment of named performance goals.

     (dd) "Termination for Cause" shall mean, in the case of an Outside Director, removal from the Board of Directors, or, in the case of an Employee, termination of employment, in both such cases as determined by the Board of Directors, because of a material loss to the Holding Company or one of its subsidiaries caused by the Participant's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule, regulation, (other than traffic violations or similar offenses) or final cease and desist order. No act, or the failure to act, on Participant's part shall be "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Holding Company or its subsidiaries.

     (ee) "Trust" means a trust established by the Board in connection with this Plan to hold Plan assets for the purposes set forth herein.

     (ff) "Trustee" means that person or persons and entity or entities approved by the Board to hold legal title to any of the Trust assets for the purposes set forth herein.

2.   ADMINISTRATION.
     --------------

     (a) The Plan as regards Awards to employees of the Holding Company or its Affiliates, shall be granted and administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to grant awards to Employees and Outside Directors and to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

     (b) Awards to Outside Directors shall be granted and administered by the Committee, pursuant to the terms of this Plan.

     (c) Actual transference of the Award requires no, nor allows any, discretion by the Trustee.

3.   TYPES OF AWARDS AND RELATED RIGHTS.
     ----------------------------------

     The following Awards and related rights as described in Sections 6 through 11 hereof may be granted under the Plan:

     (a)  Non-statutory Stock Options;
     (b)  Incentive Stock Options;
     (c)  Limited Rights
     (d)  Stock Awards
     (e)  Dividend Equivalent Rights
     (f)  Equitable Adjustment Rights

4.   STOCK SUBJECT TO THE PLAN.
     -------------------------

     Subject to adjustment as provided in Section 17, the maximum number of shares reserved for Awards under the Plan is 2,777,250, which number may not be excess of 14% of the outstanding shares of the Common Stock determined immediately as of the Effective Date. Subject to adjustment as provided in
Section 17, the maximum number of shares reserved hereby for purchase pursuant to the exercise of Options and Option-related Awards granted under the Plan is 1,983,750, which number is not in excess of the 10% of the outstanding shares of Common Stock as of the Effective Date. The maximum number of the shares reserved for award as Stock Awards is 793,500, which number is not in excess of 4% of the outstanding shares of Common Stock as of the Effective Date. These shares of Common Stock may be either authorized but unissued shares or authorized shares previously issued and reacquired by the Holding Company. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Awards terminate, expire, are forfeited or are cancelled without having been exercised (in the case of Limited Rights, exercised for cash), new Awards may be made with respect to these shares.

5.  ELIGIBILITY.
    -----------

     Subject to the terms herein all Employees and Outside Directors shall be eligible to receive Awards under the Plan.

6.  NON-STATUTORY STOCK OPTIONS.
    ---------------------------

       The Committee may, subject to the limitations of the Plan and the availability of shares reserved but unawarded in the Plan, from time to time, grant Non-statutory Stock Options to Employees and Outside Directors and, upon such terms and conditions as the Committee may determine, grant Non-statutory Stock Options in exchange for and upon surrender of previously granted Awards under this Plan. Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions:

     (a)  Exercise Price.  The Exercise Price of each Non-statutory Stock Option
          --------------
shall be determined by the Committee on the date the option is granted. Such Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. Shares may be purchased only upon full payment of the Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 13 hereof.

     (b)  Terms of Options.  The term during which each Non-statutory Stock
          ----------------
Option may be exercised shall be determined by the Committee, but in no event shall a Non-statutory Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. The Committee shall determine the date on which each Non-statutory Stock Option shall become exercisable. The shares comprising each installment may be purchased in whole or in part at any time during the term of such Option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Non-statutory Stock Option may be exercised in whole or in part. The acceleration of any Non-statutory Stock Option under the authority of this paragraph creates no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Non-statutory Stock Options.

     (c)  Termination of Employment.  Unless otherwise determined by the
          -------------------------
Committee, upon the termination of a Participant's employment or service for any reason other than Disability, death or Termination for Cause, a Non-statutory Stock Option shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of one year following termination. Notwithstanding any provisions set forth herein or contained in any Agreement relating to an award of an Option, in the event of termination for Disability or death, all Options shall immediately vest and be exercisable for one year after such termination, and in the event of Termination for Cause all rights under the Participant's Non-Statutory Stock Options shall expire immediately upon termination.

7.  INCENTIVE STOCK OPTIONS.
    -----------------------

       The Committee may, subject to the limitations of the Plan and the availability of shares reserved but unawarded in the Plan, from time to time, grant Incentive Stock Options to Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a)  Exercise Price.  The Exercise Price of each Incentive Stock Option
          --------------
shall be not less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. However, if at the time an Incentive Stock Option is granted to a Participant, the Participant owns Common Stock representing more than 10% of the total combined voting securities of the Holding Company (or, under Section 424(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all classes of stock of the Holding Company, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Participant, or by or for any corporation, partnership, estate or trust of which such Participant is a shareholder, partner or beneficiary), ("10% Owner"), the Exercise Price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant. Shares may be purchased only upon payment of the full Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 13 hereof.

     (b)  Amounts of Options.  Incentive Stock Options may be granted to any
          ------------------
Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Participant's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The provisions of this
Section 7(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award under this Section 7 exceeds this $100,000 limit, the portion of the Options in excess of such limit shall be deemed a Non-statutory Stock Option. The Committee shall have discretion to redesignate Options granted as Incentive Stock Options as Non-Statutory Stock Options. Such Non-statutory Stock Options shall be subject to Section 6 hereof.

     (c)  Terms of Options.  The term during which each Incentive Stock Option
          ----------------
may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If at the time an Incentive Stock Option is granted to a Participant who is a 10% Owner, the Incentive Stock Option granted to such Employee Participant shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution and is exercisable in his lifetime only by the Employee Participant to whom it is granted.

     The Committee shall determine the date on which each Incentive Stock Option shall become exercisable. The shares comprising each installment may be purchased in whole or in part at any time during the term of such option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part. The acceleration of any Incentive Stock Option under the authority of this paragraph creates no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Incentive Stock Options.

     (d)  Termination of Employment.  Unless otherwise determined by the
          -------------------------
Committee, upon the termination of an Employee Participant's service for any reason other than Disability, death or Termination for Cause, the Employee Participant's Incentive Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Employee Participant at the date of termination and only for a period of three months following termination. Notwithstanding any provisions set forth herein or contained in any Agreement relating to an award of an Option, in the event of termination for Disability or death, all Options shall immediately vest and be exercisable for one year after such termination, and in the event of Termination for Cause all rights under the Employee Participant's Incentive Stock Options shall expire immediately upon termination.

     (e)  Compliance with Code.  The Options granted under this Section 7 of the
          --------------------
Plan are intended to qualify as incentive stock options within the meaning of
Section 422 of the Code, but the Holding Company makes no warranty as to the qualification of any option as an incentive stock option within the meaning of
Section 422 of the Code. All Options that do not so quality shall be treated as Non-statutory Stock Options.

8.   LIMITED RIGHTS.
     --------------

       Simultaneously with the grant of any Option to an Employee, the Committee may grant a Limited Right with respect to all or some of the shares covered by such Option. Limited Rights granted under this Plan are subject to the following terms and conditions:

     (a)  Terms of Rights.  In no event shall a Limited Right be exercisable in
          ---------------
whole or in part before the expiration of six months from the Date of Grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control.

     The Limited Right may be exercised only when the underlying Option is eligible to be exercised, and only when the Fair Market Value of the underlying shares on the day of exercise is greater than the Exercise Price of the underlying Option.

     Upon exercise of a Limited Right, the underlying Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the purchase price and the Fair Market Value of the Common Stock subject to the underlying option. The Limited Right is transferable only when the underlying option is transferable and under the same conditions.

     (b)  Payment.  Upon exercise of a Limited Right, the holder shall promptly
          -------
receive from the Holding Company an amount of cash or some other payment option found in Section 12, equal to the difference between the Exercise Price of the underlying option and the Fair Market Value of the Common Stock subject to the underlying option on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised. Payments shall be less an applicable tax withholding as set forth in Section 18.

9.   STOCK AWARDS
     ------------

     The Committee may, subject to the limitations of the Plan, from time to time, make an Award of some number of shares of Common Stock to Employees and Outside Directors. The Awards shall be made subject to the following terms and conditions:

     (a)   Payment of the Stock Award.  The Stock Award may only be made in
           --------------------------
whole shares of Common Stock to Employees and Outside Directors. Stock Awards may only be granted from shares reserved under the Plan but unawarded at the time the new Stock Award is made.

     (b)  Stock Award Agreement.  The terms and conditions of any Stock Award
          ---------------------
shall be evidenced by an agreement (the "Stock Award Agreement") which such Stock Award Agreement will be subject to the terms and conditions of the Plan. Each Stock Award Agreement shall set forth:

     (i)  the period over which the Stock Award may vest;

     (ii) the Performance Goals, which must be satisfied prior to the vesting of any portion of the Stock Award. Additional Performance Goals may be set by the Committee on an individual level, for all Participants, for all Awards made during a given period of time, or for all Awards for indefinite periods;

     (c)  Vesting.  Each Stock Award granted to an Outside Director Participant
          -------
shall be vested in five equal annual allocations, with one annual allocation vesting each year in which the Outside Director remains on the Board of Directors, commencing with the first anniversary of the date of grant. Each Stock Award granted to an Employee Participant shall be divided into five equal annual allocations. With respect to Employee Participants, the first annual allocation shall be vested one year after the date of grant of the Stock Award, the second annual allocation shall be vested two years after the date of grant of the Stock Award. The third, fourth and fifth allocation will vest in the following manner:

     (i) 25% of each annual allocation will vest on the third, fourth and fifth respective anniversary dates of the original grant;

     (ii) the remaining 75% of each annual allocation will be subject to the attainment of a Performance Goal and such portion of the annual allocation to be referred to as the "Risk Pool". The Risk Pool shall be deemed to be vested in the following portion upon certification of the attainment of the Performance Goals (A) or (B) by the Committee;

     (iii) Performance Goal (A) will be based upon the attainment of earnings per share (undiluted) for the Company of a target amount established by the Committee at the date of grant of the Stock Award. At the discretion of the Committee, each annual allocation of a single Stock Award may vest in fractional shares upon the attainment of certain goals and such goals may vary for each annual allocation of a single Stock Award.

     (iv) Any year that the levels of Performance Goal (A) are not met, such portion of the Stock Award then in the Risk Pool will remain subject to it but will be available for release the following year if the Performance Goal (A) is met in such following year. Notwithstanding, if at the end of the fiscal year during which the fifth anniversary of the date of grant occurs, some portion of the Risk Pool remains unvested because of the Performance Goal (A) or (B), if applicable not being attained, such Stock Awards shall be removed from the Risk Pool and returned to the reserve for re-granting by the Committee, in the discretion of the Committee.

     (v) In a fiscal year during which no shares vest because no level of Performance Goal (A) was attained, attainment of Performance Goal (B) will vest the following portion of the Risk Pool as indicated:

               If the earnings per share (undiluted) of the Company measured as a percentage of Fair Market Value at the close of the preceding fiscal year reaches the percentile of the Peer Group as set out below, then the corresponding portion of the Risk Pools will vest:

               Percentile                Vested Percentage
               ----------                -----------------
               66th                      25%
               75th                      50%

     (d)  Certification of Attainment of the Performance Goal.  No Stock Award
          ---------------------------------------------------
that is subject to a performance goal is to be distributed to the Participant until the Committee certifies that the underlying performance goal has been achieved.

     (e) The Committee shall determine the dates on which Stock Awards granted to a Participant shall vest, provided that all Stock Awards not included in the Risk Pool portion of an Employee Participant's annual allocation shall immediately vest in full upon the termination of employment due to Disability or death of the Participant. Stock Awards included in the Risk Pool portion of an Employee Participant's allocation will vest, in the event of termination of employment due to Disability or Death, when and to the extent that the performance goals for such Risk Pool are achieved. The Committee, notwithstanding other paragraphs in this Section, in its sole discretion may accelerate the vesting of any Stock Award, regardless of the attainment of a Performance Goal. The acceleration of any Stock Award under the authority of this paragraph creates no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Stock Awards.

     (f)  Non-Transferability:  Except to the extent, permitted by the Code, the
          -------------------
rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

          (i) The recipient of a Stock Award payable in shares shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Award until full vesting has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed a prohibited encumbrance.

          (ii) Stock Awards shall not be transferrable other than by will, the laws of intestate succession or pursuant to a qualified domestic relations order. The designation of a beneficiary does not constitute a transfer.

          (iii) If a recipient of a Stock Award is subject to the provisions of
Section 16 of the Exchange Act, shares of Common Stock subject to such Award may not, without the written consent of the Committee, be sold or otherwise disposed of within six months following the date of grant of the Award.

     (g)  Accrual of Dividends.  Whenever Stock Awards are distributed to a
          --------------------
Participant or a beneficiary under the Plan, such recipient or beneficiary shall also be entitled to receive, with respect to each Stock Award paid, a payment equal to any cash dividends and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock between the date the relevant Stock Award was granted and the date the Stock Awards are being distributed. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any cash dividends paid out.

     (h)  Voting of Stock Awards.  After a Stock Award has been granted, the
          -----------------------
Participant shall be entitled to direct the Trustee as to the voting of the Common Stock which the Stock Award covers and which have not yet been earned and distributed to the Participant pursuant to the Plan, subject to the rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust as to which recipients are not entitled to direct, or have not directed, the voting, shall be voted by the Trustee in the same proportion as Common Stock covered by Stock Awards which have been awarded and voted.

10.  DIVIDEND EQUIVALENT RIGHTS
     --------------------------

     Simultaneously with the grant of any option to a Participant, the Committee may grant a Dividend Equivalent Right with respect to all or some of the shares covered by such Option. Dividend Equivalent Rights granted under this Plan are subject to the following terms and conditions:

     (a)  Terms of Rights.  The Dividend Equivalent Right provides the
          ---------------
Participant with a separate cash benefit equal to 100% of the amount of any extraordinary dividend declared by the Holding Company on shares of Common Stock subject to an Option. The Dividend Equivalent Right is transferable only when the underlying option is transferable and under the same conditions.

     (b)  Payment.  Upon the payment of an extraordinary dividend, the holder of
          -------
a Dividend Equivalent Right shall promptly receive from the Holding Company an amount of cash or some other payment option found in Section 12, equal to 100% of the extraordinary dividend paid on shares of Common Stock, multiplied by the number of shares subject to the underlying option. Payments shall be decreased by the amount of any applicable tax withholding prior to distribution to the Participant as set forth in Section 18.

     (c)  Extraordinary Dividend.  For purposes of this Section 10, an
          ----------------------
extraordinary dividend is any dividend paid on shares of Common Stock where the rate of the dividend exceeds the Bank's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters.

11.  EQUITABLE ADJUSTMENT RIGHT
     --------------------------

     Simultaneously with the grant of any Option under this Plan, in the alternative to a Dividend Equivalent Right the Committee may grant an Equitable Adjustment Right.

     Upon the payment of an extraordinary dividend (as such term is defined in Section 10(c)), the Committee may adjust the number of shares and/or the Exercise Price of the related Options underlying the Equitable Adjustment Right, as the Committee deems appropriate.

12.  PAYOUT ALTERNATIVES
     -------------------

     Payments due to a Participant upon the exercise or redemption of an Award, may be made according to the following terms and conditions:

     (a)  Discretion of the Committee.  The Committee has the sole discretion to
          ---------------------------
determine what form of payment (whether monetary, Common Stock, a combination of payout alternatives or otherwise) it shall use in making distributions of payments for all Awards. If the Committee requests any or all Participants to make an election as to form of distribution or payment, it shall not be considered bound by the election.

     (b)  Payment in the Form of Common Stock.  Any shares of Common Stock
          -----------------------------------
tendered in payment of an obligation arising under this Plan shall be valued at the Fair Market Value of the Common Stock at the time of the payment. The Committee may use Common Stock in Treasury, authorized but unissued Common Stock or may direct the market purchase of such Common Stock to satisfy its obligations under this Plan.

13.   ALTERNATE OPTION PAYMENT MECHANISM
      ----------------------------------

     The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the Award Agreement covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

     (a)  Cash Payment.  The exercise price may be paid in cash or by certified
          ------------
check.

     (b)  Borrowed Funds.  To the extent permitted by law, the Committee may
          --------------
permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

     (c)  Exchange of Common Stock.
          ------------------------

          (i) The Committee may permit payment by the tendering of previously acquired shares of Common Stock. This includes the use of "Pyramiding Transactions" whereby some number of Options are exercised. The shares gained through the exercise are then tendered back to the Holding Company as payment for some other number of Options. This transaction may be repeated as needed to exercise all of the Options available.

          (ii) Any shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise.

14.  RIGHTS OF A SHAREHOLDER: NONTRANSFERABILITY.
     -------------------------------------------

     No Participant shall have any rights as a shareholder with respect to any shares covered by an Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ or service of the Holding Company or its Affiliates or interferes in any way with the right of the Holding Company or its Affiliates to terminate a Participant's services as an officer or other employee at any time.

     Except as permitted under the Code (with respect to Incentive Stock Options) and the rules promulgated pursuant to Section 16(b) of the Exchange Act or any successor statutes or rules, no Award under the Plan shall be transferable by the Participant other than by will or the laws of intestate succession or pursuant to a qualified domestic relations order or unless determined otherwise by the Committee.

15.  AGREEMENT WITH GRANTEES.
     -----------------------

     Each Award will be evidenced by a written agreement, executed by the Participant and the Holding Company or its Affiliates that describes the conditions for receiving the Awards including the date of Award, the Exercise Price if any, the terms or other applicable periods, and other terms and conditions as may be required or imposed by the Plan, the Committee, the Board of Directors, tax law consideration or applicable securities law considerations.

16.  DESIGNATION OF BENEFICIARY.
     --------------------------

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

17.  DILUTION AND OTHER ADJUSTMENTS.
     ------------------------------

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock that may underlie future Awards under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock underlying Awards already made under the Plan;

     (c) adjustments in the purchase price of outstanding Incentive and/or Non-statutory Stock Options, or any Limited Rights attached to such Options.

     No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

18.  TAX WITHHOLDING.
     ---------------

     Awards under this Plan shall be subject to tax withholding to the extent required by any governmental authority. If this Plan meets the requirements under 17 C.F.R. (S)240.16b-3 under the Exchange Act ("Rule 16b-3"), then any withholding shall comply with Rule 16b-3 or any amendment or successive rule. Shares of Common Stock withheld to pay for tax withholding amounts shall be valued at their Fair Market Value on the date the Award is deemed taxable to the Participant.

19.  AMENDMENT OF THE PLAN.
     ---------------------

     The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options, unless permitted by the rules and regulations or staff pronouncements promulgated under the Code, shall be submitted for shareholder approval to the extent required by such law, regulation or interpretation.

     Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Plan will remain in full force and effect.

     No such termination, modification or amendment may affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

20.  EFFECTIVE DATE OF PLAN.
     ----------------------

     The Plan shall become effective upon being presented to shareholders for ratification for purposes of: (i) obtaining favorable treatment under Section 16(b) of the Securities Exchange Act; (ii) obtaining preferential tax treatment for Incentive Stock Options; and (iii) maintaining listing on The Nasdaq Stock Market. The failure to obtain shareholder ratification will not affect the validity of the Plan and the options thereunder, provided, however, that if the Plan is not ratified, the Plan shall remain in full force and effect, and any Incentive Stock Options granted under the Plan shall be deemed to be Non-statutory Stock Options.

21.  TERMINATION OF THE PLAN.
     -----------------------

     The right to grant Awards under the Plan will terminate upon the earlier of ten (10) years after the Effective Date of the Plan or the issuance of Common Stock or the exercise of Options, or related Limited Rights equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant or Outside Director, adversely affect his vested rights under a previously granted Award.

22.  APPLICABLE LAW.
     --------------

     The Plan will be administered in accordance with the laws of the State of Delaware and applicable federal law.

23.  COMPLIANCE WITH OTS CONVERSION REGULATIONS
     ------------------------------------------

      Notwithstanding any other provision contained in this Plan, (i) unless the Plan is approved by a majority vote of the outstanding shares of the Holding Company eligible to be cast at a meeting of stockholders to consider the Plan, the Plan shall not become effective or implemented prior to March 28, 1997 and (ii) no Option or Stock Award shall become vested at a rate in excess of 20% of the total number of shares underlying the Option or Stock Award per year, provided that all Options and/or Stock Awards, shall become fully vested and immediately exercisable in the event of Participant's termination due to death or Disability; provided, further, that the Committee may amend any Option or Stock Award after March 28, 1997 to provide for acceleration of the vesting of such Option or Stock Award, including amendments to provide that such Option or Stock Award shall become fully vested and immediately exercisable in the event of a Change in Control.

24.  DELEGATION OF AUTHORITY
     -----------------------

     The Committee may delegate all authority for: the determination of forms of payment to be made by or received by the Plan; the execution of Award Agreements; the determination of Fair Market Value; the determination of all other aspects of administration of the plan to the executive officer(s) of the Holding Company or the Bank. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or the Bank for determinations to be made pursuant to the Plan, including the attainment of Performance Goals. However, only the Committee or a portion of the Committee may certify the attainment of a Performance Goal.

IN WITNESS WHEREOF, the Holding Company has established this Plan, as amended and restated, to be executed by its duly authorized executive officer and the corporate seal to be affixed and duly attested, effective as of the __________ day of ________________________ , 1996.


[CORPORATE SEAL]                         PFF BANCORP, INC.



                                         By:
- ---------------------------------           -----------------------------------
              Date                           Chief Executive Officer


ADOPTED BY THE BOARD OF DIRECTORS:


                                         By:
- ---------------------------------           ------------------------------------
              Date                           Secretary




APPROVED BY STOCKHOLDERS:



                                         By:
- ---------------------------------           -----------------------------------
              Date                           Secretary

                                REVOCABLE PROXY
                               PFF BANCORP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                                OCTOBER 23, 1996
                             9:00 A.M. PACIFIC TIME

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints the official proxy committee of the Board of Directors of PFF Bancorp, Inc. (the "Company"), each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on October 23, 1996, at 9:00 a.m. Pacific Time, at the Sheraton Suites Fairplex, 601 W. McKinley Avenue, Pomona, California, and at any and all adjournments thereof, as set forth on the reverse side.

  This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

- --------------------------------------------------------------------------------

                             FOLD AND DETACH HERE

                                                         [X] Please mark
                                                             your votes
                                                             as indicated

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

1. The election as directors of all nominees listed (except as marked to the contrary below).

Robert W. Burwell, William T. Dingle and Curtis W. Morris

                                        VOTE
                                FOR   WITHHELD
                                [_]     [_]

INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the line provided below:

_______________________________________________________________________________

2. The approval of the PFF Bancorp, Inc. 1996 Incentive Plan.

                            FOR   AGAINST   ABSTAIN
                            [_]     [_]       [_]

3. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of PFF Bancorp, Inc. for the fiscal year ending March 31, 1997.

                            FOR   AGAINST   ABSTAIN
                            [_]     [_]       [_]

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated September 16, 1996 and of the Annual Report to Shareholders.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Signature of Shareholder ________________________________    Date ______________

Signature of Shareholder ________________________________    Date ______________

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

- --------------------------------------------------------------------------------

                             FOLD AND DETACH HERE